CMG Holdings Group, Inc.

2130 North Lincoln Park West 8N

Chicago, IL 60614

Division of Corporate Finance

Office of Technology

United States

Securities and Exchange Commission

Washington, D.C. 20549

RE:       CMG Holdings Group, Inc.

Amendment 1 to Registration Statements on Form 10

Filed May 28, 2020

File No. 000-51770

Gentlemen

This is in response to the comment letter dated June 11, 2020. We are filing an Amended Form 10 in response to your comments. Please refer the filing.

In response to your comments please see the following:

Comment 1. The date included in the amended Form 10 incorrectly indicated February 1, 2020. As there was no amendment done on that date and the date should have been February 20, 2008, we have revised the filing to indicate the proper dates and filings for the exhibit 3.2. Please see the filing.

Comment 2. Attached please find a copy of the tender offer that was sent to the restricted shareholders only. The tender offer was for a class of shareholders who were being offered a deeply discounted price. Thus, there was no disadvantage to common shareholders whose shares were not restricted. All of these factors were spelled out in the offer. Because of the complications run into in doing the offer no shares were purchased and there could be no disadvantage to any shareholder. If it had been successful, we felt that this would not cause any dilution of common shareholders percentage of ownership. but in fact, increase their percent of ownership. For this reason, the company felt that not only were they complying with SEC rules but were enhancing shareholder value. For the fore stated reasons, we would pray that we have met our obligation.

Please refer to the amended 10 that has been filed to see the changes.

Sincerely,

Glenn Laken

Glenn Laken

Chief Executive Officer